UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2016

Lexicon Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30111	76-0474169
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Technology Forest Place
The Woodlands, Texas 77381
(Address of principal executive
offices and Zip Code)

(281) 863-3000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Our annual meeting of stockholders was held on April 28, 2016 to consider and vote on the following proposals. The voting results with respect to each matter are set forth below:

(1)	Election of Class I Directors:
	Name of Director	For	Withheld	Broker Non-Votes
	Raymond Debbane	88,208,243	4,761,161	6,328,296
	Robert J. Lefkowitz, M.D.	87,312,776	5,656,628	6,328,296
	Alan S. Nies, M.D.	87,358,376	5,611,028	6,328,296

		For	Against	Abstain	Broker Non-Votes
(2)	Advisory vote to approve the compensation paid to our named executive officers	92,334,449	5,888,316	46,639	6,328,296

		For	Against	Abstain	Broker Non-Votes
(3)	Ratification and approval of the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2016	99,117,284	139,572	40,844	—

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lexicon Pharmaceuticals, Inc.

Date: April 28, 2016	By:	/s/ Brian T. Crum
Brian T. Crum
Vice President and General Counsel